Exhibit 99.1
Presentation to Lenders $500 million First Lien Term Loan $265 million Second Lien Term Loan May 19, 2011

Forward looking statements Safe Harbor Statement Certain statements in this release and in any of Walter Investment Management Corp.'s public documents referred to herein, contain or incorporate by reference "forward-looking" statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Walter Investment Management Corp. is including this cautionary statement to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical fact are forward-looking statements. Words such as "expect," "believe," "anticipate," "project," "estimate," "forecast," "objective," "plan," "goal" and similar expressions, and the opposites of such words and expressions are intended to identify forward-looking statements. Forward-looking statements are based on the Company's current beliefs, intentions and expectations; however, forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance or achievements, to differ materially from those reflected in the statements made or incorporated in this presentation. Thus, these forward-looking statements are not guarantees of future performance and should not be relied upon as predictions of future events. The risks and uncertainties referred to above include, but are not limited to, the satisfactory completion of all conditions precedent to the closing of the proposed transaction in accordance with the terms and conditions of the purchase agreement, including the receipt of regulatory and customer approvals; the negotiation, execution and delivery of definitive financing agreements and the satisfaction of all conditions precedent that will be contained therein; the completion of asset sales contemplated by the purchase agreement; the obligation to pay a termination fee under the purchase agreement in certain circumstances if the closing does not occur; anticipated growth of the specialty servicing sector; future economic and business conditions; the effects of competition from a variety of local, regional, national and other mortgage servicers and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2010 filed with the SEC on March 8, 2011 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 filed with the SEC on May 6, 2011. All forward-looking statements set forth herein are qualified by this cautionary statement and are made only as of May 3, 2011. The Company undertakes no obligation to update or revise the information contained herein, including without limitation, any forward- looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, unless otherwise required by law. Additional information can be found on the Walter Investment website at www.walterinvestment.com and the Green Tree website at www.greentreecreditservices.com, and in the Company's filings with the SEC.

Introducing the Management Team Brian Libman Chief Strategic Officer Charles Cauthen President & COO of Walter Kim Perez CFO of Walter Denmar Dixon Vice Chairman & EVP of Walter Keith Anderson President & CEO of Green Tree Credit Solutions Cheryl Collins CFO of Green Tree Credit Solutions Mark O'Brien Chairman & CEO of Walter

Agenda 1. Transaction overview 2. Executive summary 3. Industry overview 4. Walter overview 5. Green Tree overview 6. Financial overview 7. Conclusion Questions & Answers 8. Summary terms and timetable

1. Transaction overview

Transaction overview Key transaction terms Financial implications Approvals and timing Walter is purchasing Green Tree for a price of approximately $1,065 million including 1.8 million shares of Walter common stock, which is approximately 6.2x Green Tree's 2010 adjusted EBITDA and 5.75x Green Tree's projected 2011 adjusted EBITDA $295 million in cash (approximately 28%) included in the purchase price Issuing 1.8 million shares of common stock to seller (approximately 6.4% of fully diluted shares outstanding) Expected to be significantly accretive to free cash flow and core earnings per share in 2011 and beyond Annual net cost synergies of $19 million identified As a result of the transaction, Walter will no longer qualify as a REIT While the company expects to continue paying a small dividend, the company initially intends to direct the majority of free cash flow to reduce outstanding indebtedness and fund growth opportunities Expected closing in Q3 2011 Subject to customary closing conditions including receipt of governmental approvals and third- party consents

Sources and uses (1) $45mm facility. (2) Based on the volume-weighted average price per share of Walter common stock for the 20 trading days prior to 3/25/11. (3) Calculated as purchase price of $1,065 million less estimated indebtedness of $312 million as of 3/31/11. (4) Fees & expenses include capitalized financing fees, issuance discounts and other transaction related expenses.

Pro forma capitalization (1) Adjustments include $43 million distribution from Green Tree to its current shareholders plus $72 million in transaction-related uses of cash. (2) Corporate debt adjustments are reported at the face amount. (3) Green Tree's MSR financing facility is a limited recourse facility to fund an MSR acquisition secured by servicing rights acquired as well as associated servicing revenue streams earned. (4) $45mm facility. (5) Green Tree's servicer advance facility is a non-recourse facility fully collateralized by the outstanding servicing advances. (6) Mortgage related debt is non-recourse debt consolidated under FAS 167. Green Tree's debt is recorded at fair value. Walter's debt is recorded at face amount net of discounts. (7) Adjusted EBITDA does not reflect the deduction of a full year of principal and interest totaling approximately $23.1 million related to Walter's 2010-1 securitization. This amount is deducted to determine free cash flow on page 48. (8) Interest associated with corporate debt only. Notes

Summary organizational chart Walter Investment Management Corp. WIMC Capital LLC WMC, LLC Mid-State Capital, LLC (1) Walter Investment Holding Company Hanover SPC-A, Inc. (1) Walter Acquisition LLC Hanover Capital Partners 2, Ltd. Best Insurors, Inc. Walter Investment Reinsurance Company, Ltd. Marix Servicing, LLC Walter Investment Properties, LLC Hanover Capital Securities, Inc. GTCS Holdings Green Tree Credit Solutions Guarantors Borrower Legend (1) Securitization trusts - residual cash flows go to Walter investment Management Corp. and represent 20.9% of pro forma LTM 3/31/11 EBITDA.

2. Executive summary

Walter company overview Walter Investment Management Corp. (NYSE Amex: WAC) is a high-touch, relationship-based owner and servicer of credit-sensitive consumer real estate loans utilizing a primarily de-centralized servicing model Founded in 1958, Walter and its predecessors have been portfolio originators, owners and servicers for over 50 years $1.8 billion portfolio, 33,794 owned accounts and an additional 6,114 accounts serviced for third parties Company overview WAC total returns Originally part of Walter Industries, Walter Investment was spun off and merged with Hanover Capital in 2009, and began trading under ticker "WAC" Market cap of $468 million as of 5/16/11 In 2010, Walter completed the purchase of Marix Servicing, giving it a national servicing capability Walter has been a highly successful repeat issuer of securitizations rated by S&P and Moody's Based in Tampa, Florida with 336 employees and 70 offices located in 14 states Source: FactSet. Note: Total returns including dividends.

Strategic rationale The acquisition will transform Walter into a premier fee-based business services company providing high-touch, third-party servicing of credit-sensitive consumer loans from an asset light platform Key attributes of the Green Tree transaction were very attractive to Walter Management team Market position / scale Clean platform with significant capacity Sector trends driving an acceleration of growth opportunities Well positioned capital structure Going forward, the combined company intends to focus its efforts on Green Tree's asset-light, fee- based servicing opportunities, where it believes the risk-reward proposition is most attractive A leading business services company within a market segment that has very favorable growth prospects + =

Best-in-class servicing platform that maximizes value of credit sensitive assets

Borrower-Centric, High-Touch Business Model

Walter Investment Management Corp.

- Focus on high performance
- Decentralized model with 70 offices across the U.S.
- Customer service representatives have full ownership and accountability for accounts and develop relationships with borrowers
- Begin calling borrowers at first sign of delinquency
- Begin manual calls and field visits at 30 days delinquent
- All U.S. employees in local communities

green tree

- Focus on high performance
- Decentralized model with 31 offices across the U.S.
- Customer service representatives have full ownership and accountability for accounts and develop relationships with borrowers
- Begin calling borrowers at first sign of delinquency
- Begin manual calls at 30 days delinquent or earlier; <150 accounts per representative
- All U.S. employees in local communities

Traditional Servicers

- Focus on cost reduction
- Centralized model with typically one large call center
- Standard approach with multiple hand-offs between different functional areas results in lack of personal customer knowledge
- Sends series of standard letters to delinquent borrowers
- Do not begin manual calls until 60 days delinquent; >200 accounts per representative
- Outsourced model sacrifices service level for reduced costs

Combined Walter and Green Tree Presence



Oklahoma Division
Mississippi Division
Northern Division
Southern Division
Western Division
Southwestern Division
Central Division

Green Tree Locations
- Regional offices
- Servicing centers
- Corporate headquarters
- Third-party Originations Center
- ARM Recovery Center

Walter Locations
Represented by shaded regions
- Corporate headquarters

- 25 Regional Green Tree Offices + 67 Walter Branch Offices
  - 30+ Collections
  - Repossession / Disposition
- Six Servicing Centers
  - Saint Paul, MN
  - Tampa, FL
  - Phoenix, AZ
  - Rapid City, SD
  - Fort Worth, TX
  - Tempe, AZ
- Corporate Headquarters – Tampa, FL and Saint Paul, MN
- Originations Centers – Tustin, CA and Tampa, FL
- ARM[1] Recovery Centers – Cleveland, OH and Tempe, AZ

(1) Asset Receivables Management.

Walter Investment Management Corp.

12

Experienced management team

Mark O'Brien *Chairman & CEO*	• Chairman and Chief Executive Officer of Walter Investment Management Corp. • 21 years in senior roles at Pulte Homes, culminating as President and Chief Executive Officer • Director of Mueller Water Products, Inc. and A. Duda & Sons, Inc.
Brian Libman *Chief Strategic Officer*	• 21 year veteran of the mortgage industry, Mr. Libman has held senior positions in various capacities – Previously CEO of Green Tree – Prior to joining Green Tree, served as CEO of Finance America
Charles Cauthen *President & COO*	• Variety of financial, operational and executive roles within Walter Industries since 2000 – Previously CFO of Walter Homebuilding and Financing business • Prior to Walter, Mr. Cauthen held positions at Bank of America, Barnett Banks, and Deloitte & Touche
Denmar Dixon *Vice Chairman & EVP*	• Private investor and founder and managing partner of Blue Flame Capital • Retired in 2008 after 23 years with Bank of America
Kimberly Perez *CFO*	• Variety of financial services industry experience including mortgage and homebuilding • Variety of financial and executive roles of increasing responsibility within Walter Industries since 1997 • Previously served as Audit Manager for PricewaterhouseCoopers
Keith Anderson *President & CEO, Green Tree*	• 25 year career in financial services • Variety of financial and executive roles since joining Green Tree in 1995, including Chief Operating Officer, Chief Financial Officer, and President of the Commercial Finance Group • Prior to Green Tree, Mr. Anderson held positions at Household and Deloitte & Touche
Cheryl Collins *CFO, Green Tree*	• Variety of financial and executive roles of increasing responsibility within Green Tree since 1990 • Previously served as an Audit Manager at KPMG

Walter INVESTMENT MANAGEMENT CORP.

13

Key credit highlights High margin businesses Fee-for-service model Non-capital intensive business with minimal capex requirements Significant free cash flow generation Diversified revenue streams from complementary businesses Minimal credit or liquidity risk Attractive Business Model Best-in-class servicer with high barriers to entry "High touch" servicing model suited to maximize value of credit-sensitive assets Delinquency rates among the lowest in the industry Licensing, servicer ratings, technology infrastructure and proprietary servicing models create substantial barriers to entry Scalable platform Demonstrated superior track record of onboarding new servicing volume Ability to increase servicing volume by ~40% with minimal additional investment Best-in-Class Platform Regulatory and structural shifts in the sector both driving business to specialty servicers Significant volume of delinquent and high tough servicing expected for years to come Continued high volume of credit sensitive assets being originated Favorable industry dynamics The combined Walter and Green Tree is expected to have strong margins, predictable free cash flow and significant ability to repay debt Strong financial profile Long-term contracts provide highly predictable, recurring revenue Blue chip customer base with significant repeat business Limited termination rights Large Base of Current Contracts

3. Industry overview

Mortgage servicing overview Overview Mortgage Servicing Process Mortgage servicers operate in between lenders and borrowers and are hired by lenders or Residential Mortgage-Backed Securities (RMBS) trustees to: Collect and transfer mortgage principal and interest (P&I), property taxes and insurance payments Mitigate losses through loan modifications, short sales and other options Manage foreclosure and REO sales process Receive contractually committed servicing fee Primarily based on portfolio UPB, type and quality of asset serviced May receive incentive fees based on performance of loan pools Majority are senior in priority and no risk of non- payment Other fees: Service / billing fees, late fees, loan modification fees, and other ancillary fees Operate under Pooling and Servicing Agreements ("PSA") with loan investors Primary servicer typically has requirement to make advances for delinquent payments Borrower Borrower Borrower Servicer RMBS trustee or credit owner Monthly payment Communication and billing Monthly collections less servicing fee

Transition toward a borrower-centric, high-touch business model Strategy Business model Revenue model Traditional servicer model was constructed to process payments for performing loans and minimize costs Commoditized business driven by scale One size fits all approach The Company focuses on high-touch servicing of loans that require significant loss mitigation and collections expertise Provide a differentiated, value-added service - performance driven Processes are adaptable to meet the needs of portfolios Centralized model with typically one large call center Standard approach with multiple hand-offs between different functional areas results in lack of personal customer knowledge Outsourced model sacrifices service level for reduced costs Understaffed for higher levels of delinquency and foreclosures Decentralized model with 92 offices across the U.S. Customer service representatives have full ownership and accountability for accounts and develop relationships with borrowers All U.S. employees in local communities Staffed for credit sensitive portfolios Typically flat servicing fee of 25 bps regardless of loan status Not compensated for taking on more labor-intensive portfolios or for better performance Innovative incentive fee arrangements with clients (optimal risk-return profile for the servicer and the client) Performing successful loss mitigation or repayment arrangements as well as performing REO sales, short sales or other liquidation activities Arrangements are typically based on either a flat $ amount per transaction or a % of the cash collected from the activity Total servicing revenues of 80-85 bps for Green Tree and 60 bps for Walter Walter / Green Tree Traditional servicers Send series of standard letters to delinquent borrowers Do not begin manual calls until 60 days delinquent; >200 accounts per representative Begin calling borrowers at first sign of delinquency Begin manual calls at 15-30 days delinquent; 120-130 accounts per representative Collections process

The $10.5 trillion U.S. mortgage market provides specialty servicers with significant opportunity

U.S. total 1-4 family mortgages outstanding

($ in trillions)


$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$5.1
$5.6
$6.3
$7.1
$8.1
$9.1
$10.4
$11.2
$11.0
$10.8
$10.5
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010

Allocation of mortgage assets

Total Single Family Mortgage Servicing Market Size as of December 31, 2010: ~$10.5 trillion


On Balance Sheet Portfolios 33%
• Banks
• Finance Companies
• Insurance Companies
Fannie Mae
27%
Freddie Mac
18%
GNMA / FHA
10%
Private Label MBS
12%
• Monolines
• Trustees
• Master Servicers

- GSEs control 45% of Mortgage Market
- Financial Institutions hold another 33% on balance sheet

Source: Inside Mortgage Finance.

Walter INVESTMENT MANAGEMENT CORP.

18

High volume of existing and future delinquent loans Source: Inside Mortgage Finance, Wall Street research. The volume of credit-sensitive assets that require the specialized servicing attention of providers like Green Tree will remain at elevated levels for an extended period Management estimates $250 billion of credit sensitive assets were moved to special servicers during 2010, with similar expectations for 2011 Capturing only a small percentage of these opportunities translates into significant growth across Green Tree's businesses Mortgage delinquencies and high risk customers drive growth and sustainability of earnings Delinquent loan balances ($ in trillions) Current to 30+ day delinquent roll estimates per quarter ($ in billions) An average of $1.5 trillion of annual future delinquencies expected from existing loans 2011 total: $1.7 trillion 2012 total: $1.4 trillion

High risk loans: the market opportunity will continue to be significant Newly originated loan market overview High risk loans requiring specialized servicing and collection are forecasted to remain at elevated levels for the foreseeable future The market opportunity is comprised not only of current pools of delinquent and other high risk mortgage loans, but also expected originations of over $300 billion of new high risk loans annually Coming out of today's current housing crisis, management expects a high level of homeowners will have been seriously delinquent, received a loan modification, or been through a foreclosure. All of these homeowners will, by definition, be considered high risk Sources of new high risk loan originations: Under current credit parameters, 10% of conventional mortgage originations will be higher risk (FICO score < 660, LTV > 90%, or investor owned) 70% of the $350 billion of annual FHA-insured loans originated will be high risk (LTV > 90%) Estimated mortgage originations Market Opportunity Source: Freddie Mac Estimate of Conventional 1 - 4 Family Mortgage Originations as of 4/13/11. Existing portfolios + New originations of "high risk" loans = Significant ongoing market opportunity ($ in billions)

Combined company is well positioned to capitalize on sector trends Sector Trends Walter / Green Tree Strategy Aggressive origination and lending standards contributed to economic downturn Delinquencies, foreclosures and losses grew tremendously Traditional servicers couldn't handle increased volume of problem assets Credit risk owners suffered significant losses High level of credit-challenged assets persist Structural changes in servicing industry underway Shift toward specialized servicers Credit risk owners recognize the value of specialized, credit focused servicers High levels of credit sensitive assets in the mortgage market expected to continue Regulatory environment for servicing will continue to evolve Basel III AG settlement on servicing protocols Servicing compensation The ability to flow assets to special servicers expected to become easier and the volume of transfers expected to accelerate Evolved manufactured housing loss mitigation strategies to first and second lien residential market Increased investment in technology Focused on high-touch collections and loss mitigation processes Developed complementary businesses Investment management Asset receivables management ("ARM") Building upon relationships with existing blue chip credit risk owners Differentiating performance against other servicers Customizing servicing protocols to meet client specific needs Robust pipeline of prospective business from existing and new clients Continue to drive growth from blue chip credit risk owners Expand capacity across platform Develop capabilities in other high risk mortgage products FHA Delinquency flow servicing Field Services Component servicing Continue to enhance compliance and control environment The Future Today During the Downturn

4. Walter overview

Walter drivers of profitability An asset management focus on the types of assets we know best -- credit sensitive residential loans Credit sensitive loans include: Customers with FICO scores of less than 660 Loans with LTVs greater than 90% Customers with previous delinquencies, foreclosures, bankruptcies, modifications, etc. Conservative capital structure with match funded, non-recourse debt and significant retained equity in residuals Superior servicing maximizes the performance of the portfolio and the value of the residuals Securitization trusts require borrowers to maintain insurance coverage in order to protect the collateral securing the loan Voluntary / lender placed insurance policies brokered by in-house agency (Best) and fronted through third party insurer, American Modern Best earns a stable, fee-based revenue stream from placement of policies Some exposure to claims through reinsurance activities Field based loss mitigation process to maximize borrower contact and improve performance Grow high-touch specialty servicing for third parties High-touch specialty mortgage servicer Focus on collection efforts, default management, borrower outreach, loss mitigation, liquidation strategies and component and specialty servicing Marix acquisition in November 2010 extended Walter's existing capabilities Asset management Insurance Servicing High-touch, relationship-based owner and servicer of credit-sensitive consumer real estate loans

Portfolio metrics of owned loans contribute to strong performance and cash flow 98% comprised of fixed rate mortgages secured by owner-occupied, single-family homes Well-seasoned portfolio with 48% of loans originated in 2004 and earlier Debt is matched funded with no refinancing or liquidity risk; 95% rated investment grade by S&P and 77% by Moody's Located outside major markets, less affected by price volatility 95% of portfolio is current, with only 3% 90+ days delinquent (1) Note: As of 3/31/11. (1) Accounts in bankruptcy paying in accordance with their plan are considered current. Delinquency status as of March 31, 2011. Expressed as a percentage of principal balance of residential loans outstanding as of March 31, 2011. (2) Reflects total bonds rated by Moody's. ($ in millions) (2)

Walter has demonstrated strong, consistent loan performance Delinquency rate Portfolio yield and net interest margin (1) Portfolio recovery rates (2) Default rate (measured at foreclosure) (1) In order to provide comparability between periods presented, certain amounts have been reclassified from the previously reported results to conform to the current presentation. (2) Represents recovery rates on REO sales.

Field servicing organization and differentiated servicing approach Experienced field servicing organization Geographically distributed servicing Customized approach to delinquency management Illustrative servicing contact rate Walter Investment has developed and retained a force of 125 highly experienced field servicing professionals with a deeply ingrained understanding of the customer base and experience through previous housing cycles. Strong servicing relationships and regular interaction with borrowers allow for strong portfolio performance and low loss rates. High-touch, long-term relationship based approach primarily aimed at keeping customers in their homes Field servicing representatives develop extensive knowledge of individual customers' financial situations and local real estate markets Local field-servicing representatives are involved in virtually all aspects of the servicing and loss mitigation functions Field-servicing representatives focus on accounts that will be 30+ days delinquent at month end if not collected Strong sense of ownership/accountability for accounts by servicing personnel Call center is a support function, allowing field representatives to perform more "on-the-ground" functions

Effective high-touch servicing translates into reduced losses and increased profitability Illustrative delinquency rate comparison Source: Mortgage Bankers Association. (1) Delinquencies are derived from a voluntary survey by the Mortgage Bankers Association (MBA) of over 120 mortgage lenders, including mortgage banks, commercial banks, thrifts, savings and loan associations, subservicers, and life insurance companies. Delinquency rate is derived by combining the MBA delinquency rate for subprime loans plus subprime foreclosure starts. MBA delinquency rate considers all accounts in bankruptcy to be delinquent. Results for March 31, 2011 have not yet been released by the MBA. (2) Walter (industry) calculation considers all accounts in bankruptcy to be delinquent. Walter (internal) calculation ages accounts in bankruptcy based upon payment status in accordance with their bankruptcy plan. (1) (2) (2) Walter is over 40% lower than subprime industry average Difference is performing bankruptcies

5. Green Tree overview

Green Tree overview Green Tree provides loan servicing to a $37.0 billion portfolio, consisting of over 740,000 loans in a diverse mix of residential mortgages, manufactured housing loans and consumer installment loans Committed to a differentiated, high-touch servicing approach Utilizes geographically distributed, relationship-based collection methodologies Derives value and earnings through superior servicing performance Green Tree provides complementary services that generate additional diversified, high-margin, fee-based earnings with negligible credit risk Green Tree's insurance agency services over 200,000 outstanding policies Asset recovery product services 200,000 active notional accounts Investment management business jointly manages a $1.4 billion fund focused on distressed mortgages Recurring, contractual revenues High margins Asset-light business model Minimal credit risk u u u u

Complementary business lines



Auto
Life / Disability
Insurance Agency
Originations
Third-Party Servicing
Investment Management (SerVertis)
Asset Receivables Management (ARM)
Component servicing
Field services
Auto
Credit Card

Green Tree leverages its core servicing business and captive customer base to provide several supplemental services that will also be complementary with Walter's business. Its business lines include:

- Third-Party Servicing
  - Core business
  - Source of customers and data for other businesses
- Asset Receivables Management ("ARM")
  - Sourced through existing servicing pools or new clients
  - Extension of customers and data from loan servicing
- Insurance Agency
  - Obtain customers from servicing
  - Contractual obligation in PSAs for loan servicing require insurance coverage
  - High penetration rates with customers
- Investment Management (SerVertis)
  - Retain servicing for all investments
  - Source, diligence, purchase new portfolios
- Originations
  - Another loss mitigation strategy (refinance)
  - Servicing customers only (no third-party)
- Expansion opportunities
  - Servicing – component, field, FHA
  - Insurance – auto, life, disability

Each business generates fee income and creates little or no credit, liquidity or capital risk

Note: White boxes reflect services offered or to be offered on a combined basis.

Walter INVESTMENT MANAGEMENT CORP.

30

Complementary business lines (cont'd) Third Party Loan Servicing Substantially all loan servicing contracts are for life of loan Recurring revenue base with modest annual run-off Repeat business from client base Strong revenue visibility Low Capital requirement Limited Servicer advance line Balance sheet MSR mark-to-market risk Credit risk 1 and 3 year policy terms with consistent renewal terms Consistent historical penetration rates for MH (45%) Benefiting from growth in 1st lien mortgages Negligible None Asset Receivables Management Rights to deficiency collections on substantially all serviced loans Consistent collection rate (~1-2% of notional balance) None None Investment Management 6 year fund with two 1 year extension options with no ability to withdraw capital or commitments Contractual Base Management Fee Low Negligible for investment management Third-party Originations Sourced from Green Tree portfolio Very short-term counterparty risk for originations Low Insurance Agency Other Loan Servicing

Servicing business overview Green Tree's core business is fee-for-service 3rd party mortgage loan servicing Largest servicer of manufactured housing loans in the U.S. Services a wide range of consumer assets including traditional 1st lien mortgages, home equity and other consumer installment loans Business split between two core products: Third party loan servicing on open / active accounts Asset receivables management on charge-off / deficiency balances Key drivers of earnings growth include: Adding profitable portfolio growth Spreading fixed costs over broader base Earning incremental ancillary/incentive revenues Green Tree's loan servicing business Cash based revenue ($ in millions) Total UPB ($ in millions)

Third party loan servicing Focus on portfolio owners that retain credit risk on their balance sheet Manufactured housing legacy book provides a stable, profitable base Best-in-Class servicer with delinquency rates amongst the lowest in the industry for comparable asset classes Decentralized, "high touch", borrower-centric servicing model Approved FNMA and FHLMC servicer and approved under government's HAMP program (1) Highly rated mortgage servicing platform evaluated by Moody's, S&P and Fitch Key revenue drivers Servicing fees: Generally based on a percentage of underlying loan UPB and varies by asset class Contractual fees are recurring and predictable Incentive fees earned based on performance of loan pools Majority are senior in priority and no risk of non-payment Other fees: Service / billing fees, late fees, loan modification fees, and other ancillary fees Primary driver of segment revenue is size of servicing portfolio Margins have remained consistent New business boarded more than offsets portfolio run-off Green Tree has demonstrated a superior track record over the past three years boarding $31 billion of UPB Green Tree's loan servicing business (cont'd) Breakdown of cash revenue ($ in millions) Serviced portfolio at 3/31/11 (1) HAMP is a critical component of the Obama administration's Financial Stability Plan, which is a plan to stabilize the U.S. housing market and help Americans reduce their monthly mortgage payments to more affordable levels. (Source: www.makinghomeaffordable.gov)

Green Tree's diversified portfolio (as of 3/31/11) By Customer Type By Asset Type By Contract Type

$1.8 billion 2nd lien pool boarded November 2008 Each percentage point of improvement results in approximately $33 million of savings to the customer LTD savings: $106 million Projected lifetime: $128 million 4.34% Illustrative cumulative default rate outperformance Portfolio performance drives client decision to award business Illustrative credit saves $7.9 billion conforming first lien residential pool boarded November 2009 Client estimates credit loss savings of over $172 million versus benchmark pool as of February 2011 Default (60+DPD) ($ in millions) Loss ($ in millions)

Recurring revenue Servicing revenue (cash) ($ in millions, except where noted) Green Tree has added significant recurring revenue each year since 2008 Each new portfolio provides a predictable cash flow stream for several years to come Over 70% of 2010 revenue relates to servicing boarded in 2008 and prior New business added since 2008 has higher margins on a % and a per loan basis than legacy $5.9 billion of new servicing volume has been added year to date through 3/31/11 New servicing volume added ($B): Cumulative volume added ($B): $6.2 $6.2 $15.5 $21.7 $3.1 $24.8 Total serviced UPB ($B): $23.2 $34.2 $32.0

Green Tree has a proven track record of adding new business Since 2008, Green Tree has boarded $30.6 billion of attractive servicing from new or existing clients Purchased first MSR transaction sold by FDIC Roll-ups from financial institutions re-organizing / exiting the sector (Irwin, Origin, BankUnited) Through 3/31/11, $30.6 billion of servicing portfolios transferred to Green Tree since 2008 (1) (1) In August 2008, SerVertis raised $1.4 billion of committed capital to invest in mortgage whole loans and securities, for which Green Tree performs all servicing. Majority of new business derived from existing blue chip client base

Asset receivables management product overview Product overview Pursues collection of deficiency balances When loan balance exceeds proceeds from liquidating the collateral on a defaulted loan contract In certain instances, when a loan is charged off Complementary to third party loan servicing New portfolios historically sourced as an adjunct to existing servicing relationship Focused today on mortgage products (1st and 2nd lien) due to abundance of foreclosures Key profitability drivers Earns revenue based on successful collection on deficient accounts on a contingency fee basis Retains 20 - 40% of cash collections for 3rd party collections Minimal capital expenditures and no credit risk Efficient staffing model delivers attractive returns Deficiency notional balance Cash based revenue ($ in billions) ($ in millions)

2nd Lien $3.6B from a National Bank ARM Bulk Transfer of $400M deficiency loans from Investment Bank ARM Deficiency Flow Program with two Regional Banks MH Securitization Named Servicer for $50M deal Residential First and Second Liens Asset Management Growth $200M National Bank $115M Investment Bank $35M National Bank 1st Lien Residential Delinquency Flow - $700M up front, $4.5B total pool Delinquency Flow - $3.6B up front, $24B total pool $10B-20B - Bulk Transfers Green Tree has a robust new business pipeline (1) New business is subject to completion of contractual commitments and is not guaranteed. Green Tree has a strong and growing pipeline as demonstrated by the indicative opportunities below (1)

Insurance agency business overview

Business overview

- Established in 1975 with operations in Rapid City, SD and St. Paul, MN
- Nationwide agent of insurance products to homeowners (also offers other ancillary insurance products)
  - Sells and services comprehensive third party P&C products with an emphasis on homeowners insurance
  - ~45% penetration of MH loans, ~20% of 1st lien residential mortgage loans
  - No underwriting risk or claims adjudication
- Complementary cross sell to servicing business with customer base overlap
- Stable, predictable revenue streams with low expense base, minimal capital expenditures and no credit risk
- Primary carriers : Assurant (A.M. Best rating: A) and American Modern Insurance Group (A.M. Best rating: A+)

Key profitability drivers

- Commission revenue: percentage of the net written premium
- Ancillary revenue sources
  - Selling other insurance products
  - Service / billing fees
  - Warranty / service contracts
- Current revenue for business closely tied to the size of MH loan portfolio given higher penetration for MH loans
- Future growth tied to additional 1st lien residential servicing

Net written premiums



($ in millions)
$200.0
$150.0
$100.0
$50.0
-
$158.5
$147.3
$146.8
$39.5
$39.1
2008
2009
2010
Q1 2010
Q1 2011

Cash based revenue



($ in millions)
$80.0
$60.0
$40.0
$20.0
$0.0
$72.5
$69.3
$64.8
$17.6
$18.3
2008
2009
2010
Q1 2010
Q1 2011

Walter INVESTMENT MANAGEMENT CORP.

40

Insurance agency key statistics Predictable cash flow from existing book of business High penetration and renewal rates Diversified revenue sources Key statistics Diversified revenue stream (% of agency revenue) Drives consistent financial performance

Investment management overview

- Investment Management seeks to invest 3rd party capital in strategic mortgage loan and servicing opportunities
- Jointly manages $1.4 billion SerVertis Fund to invest in whole loans
  - −Loans owned are serviced by Green Tree
  - −Value created through superior servicing by Green Tree platform
- Momentum of acquisitions and management book continues to grow

SerVertis key fund attributes

Strategy	• Primary objective is to purchase distressed whole loans through secondary capital market channels • Green Tree has the right of first refusal on sub-servicing business from investments made by SerVertis Fund
Capital raised / deployed	• SerVertis raised/closed $1.4 billion of committed capital in August 2008 • $980 million of capital deployed through 12 whole loan transactions, acquiring $1.9 billion of UPB (through March 2011)
Fund life	• SerVertis Fund has a 3.5 year investment period and a 6-year final term with two 1-year extension options
Fee structure	• Base management fee: 2.0% • Incentive fee: 20% of cash returns over 8% hurdle with full catch up provision • Management and incentive fees are split 50/50 with partner
Green Tree capital commitment	• Green Tree has committed to invest up to $10 million in capital as a limited partner, of which $4.9 million is undrawn (through March 2011)

Cumulative UPB managed



($ in millions)
$2,000
$1,500
$1,000
$500
$0
$215
$805
$590
$1,499
$694
$1,852
$353
2008
2009
2010
Q1 2011
Cumulative UPB purchased
UPB purchased

Walter INVESTMENT MANAGEMENT CORP.

42

6. Financial overview

Green Tree financial overview (1) Gross profit margins in Q1 2010 and Q1 2011 are reduced as a result of cash bonuses paid in the first quarter of each year. (2) Annualized. Green Tree's businesses have strong gross margins averaging approximately 60%

Walter financial overview Note: Excludes transaction related costs. (1) Servicing UPB relates to Walter's owned portfolio and excludes Marix third party servicing portfolio which was acquired in November 2010.

Combined operating performance Walter adjusted EBITDA before synergies is equal to $39.9 million Reflects impact of monetization of owned bonds and unencumbered assets Reflects elimination of Marix results since date of acquisition (November 2010) which are reflected for a full year at expected levels in the synergy adjustment Adjusted EBITDA does not reflect the deduction of a full year of principal and interest totaling approximately $23.1 million related to Walter's 2010-1 securitization. This amount is deducted to determine free cash flow on page 48 4 3 1 2 2 1 1 3 4 1

Combined 2010 EBITDA contribution (1) EBITDA adjusted for monetization of owned bonds and unencumbered assets, before synergies. (2) Adjusted EBITDA does not reflect the deduction of a full year of principal and interest totaling approximately $23.1 million related to Walter's 2010-1 securitization. This amount is deducted to determine free cash flow on page 48. (1) ($ in millions) Going forward, we expect Walter's portfolio will run off and the Company will predominantly be a fee-for-service business, capitalizing on the current favorable macro headwinds for special servicing We anticipate that significant cost synergies can be achieved as all of Marix's servicing (ex-MBO) will be absorbed by Green Tree Additional cost synergies from overlapping business lines / shared services Sources: Overlapping staff and administrative functions Duplicative servicing platforms / business segments Cross deploying proprietary technology to avoid planned future expenditures (2) LTM 3/31/11 EBITDA Synergies

Significant free cash flow generation Low working capital and low capex requirements results in a high portion of operating cash flow being converted into free cash flow Note: Does not include estimated one-time cost to implement synergies of $15 million. (1) Includes net advances, FHLMC repurchases and net investment in SerVertis.

7. Conclusion

Legacy industry business model Portfolio underperformance Advances MSR's Servicer compensation Walter / Green Tree is well positioned to address industry challenges Industry outsourcing New entrants Margin compression 1 2 3 4 5 Regulatory environment Foreclosure / Affidavit process National bank consent decree AG settlement Basel III

Key credit highlights High margin businesses Fee-for-service model Non-capital intensive business with minimal capex requirements Significant free cash flow generation Diversified revenue streams from complementary businesses Minimal credit or liquidity risk Attractive Business Model Best-in-class servicer with high barriers to entry "High touch" servicing model suited to maximize value of credit-sensitive assets Delinquency rates among the lowest in the industry Licensing, servicer ratings, technology infrastructure and proprietary servicing models create substantial barriers to entry Scalable platform Demonstrated superior track record of onboarding new servicing volume Ability to increase servicing volume by ~40% with minimal additional investment Best-in-Class Platform Regulatory and structural shifts in the sector both driving business to specialty servicers Significant volume of delinquent and high tough servicing expected for years to come Continued high volume of credit sensitive assets being originated Favorable industry dynamics The combined Walter and Green Tree is expected to have strong margins, predictable free cash flow and significant ability to repay debt Strong financial profile Long-term contracts provide highly predictable, recurring revenue Blue chip customer base with significant repeat business Limited termination rights Large Base of Current Contracts

8. Summary terms and timetable

Illustrative term sheet - 1st Lien Term Loan

Illustrative term sheet - 2nd Lien Term Loan

Transaction timetable

Appendix

GAAP financial to cash financial reconciliation (1) Excludes $3 million of transaction related costs.

Combined condensed balance sheet (1) Adjustments include $43 million distribution from Green Tree to its current shareholders plus $72 million in transaction-related uses of cash. (2) Existing Green Tree goodwill and intangible assets will be adjusted as a result of final purchase accounting. Fair value adjustments to certain acquired assets and assumed liabilities along with deferred tax items may also affect the final goodwill amount. (3) Adjustments include new first and second lien term loans offset by repayment of Green Tree's outstanding senior secured credit facility. (4) Adjustments include proceeds of $120.8mm from the issuance of bonds currently owned by Walter and $102.0mm from the securitization of Walter's current unencumbered residential loans. (5) Green Tree's mortgage-backed debt collateralized by letter of credit receivable, residential loans, and certain other assets.